JAMES C. SMITH
                              EMPLOYMENT AGREEMENT

     AGREEMENT,  dated as of January 1, 1998,  among  WEBSTER BANK (the "Bank"),
WEBSTER   FINANCIAL   CORPORATION  (the  "Company")  and  James  C.  Smith  (the
"Employee").

     WHEREAS, the respective Boards of Directors of the Company and the Bank have approved and authorized the entry into this Agreement with the Employee;

     WHEREAS, the Employee is currently serving as the Chief Executive Officer, of both the Company and the Bank under an Employment Agreement dated as of January 1, 1997 (the "Prior Agreement");

     WHEREAS, the parties desire to enter into this Agreement to set forth the terms and conditions for the employment relationships of the Employee with the Company and the Bank and to replace and supersede the Prior Agreement.

     NOW, THEREFORE, it is AGREED as follows:

     1. EMPLOYMENT. The Prior Agreement is hereby replaced and superseded and the Prior Agreement shall be of no further force or effect after the date of this Agreement. The Employee is employed as the Chief Executive Officer, of both the Company and the Bank from the date hereof through the term of this Agreement. As an executive of the Company and of the Bank, the Employee shall render executive, policy, and other management services to the Company and the Bank of the type customarily performed by persons serving in similar executive officer capacities. The Employee shall also perform such duties as the Chief Executive Officer and the Boards of Directors of the Company and of the Bank may from time to time reasonably direct. During the term of this Agreement, there shall be no material increase or decrease in the duties and responsibilities of the Employee otherwise than as provided herein, unless the parties otherwise agree in writing. During the term of this Agreement, the Employee shall not be required to relocate to an area more than 35 miles from the Bank's home office in order to perform the services hereunder.

     2. SALARY. The Bank agrees to pay the Employee during the term of this Agreement a base salary as follows: from the date hereof through December 31, 1998, a salary at an annual rate equal to $ 550,000, which salary may be adjusted in January of each subsequent year during the term of this Agreement as determined by the Boards of Directors of the Company and the Bank. In determining salary adjustments, the Board of Directors may compensate the Employee for increases in the cost of living and may also provide for performance or merit adjustments. The salary under this Section 2 shall be payable by the Bank to the Employee not less frequently than monthly. The
Company shall reimburse the Bank for a portion of the salary paid to the Employee hereunder, which portion shall represent an appropriate allocation for the services rendered to the Company hereunder. The Employee shall not be entitled to receive fees for serving as a director of the Company or of the Bank or for serving as a member of any committee of the Board of Directors of the Company or of the Bank if he is elected to such positions.

     3. DISCRETIONARY BONUSES. In addition to his salary under Section 2 hereof, the Employee shall be eligible to receive such discretionary bonuses as may be authorized, declared, and paid by the Board of Directors of the Company or of the Bank. No other compensation provided for in this Agreement shall be deemed a substitute for such bonuses when and as declared by the Board of Directors of the Company or the Bank.

     4. PARTICIPATION IN RETIREMENT AND EMPLOYEE BENEFIT PLANS; FRINGE BENEFITS. The Employee shall be eligible to participate in any plan of the Company or of the Bank relating to stock options, stock purchases, pension, thrift, profit sharing, employee stock ownership, group life insurance, medical coverage, disability insurance, education, or other retirement or employee benefits that the Bank or the Company has adopted or may adopt for the benefit of its executive employees. The Employee shall also be eligible to participate in any other fringe benefits which are now or may be or become applicable to the Company's or the Bank's executive employees. In addition, the Employee shall be provided with a standard automobile or an automobile allowance for business use. Participation in these plans and fringe benefits shall not reduce the salary payable to the Employee under Section 2 hereof.

     5. TERM. The initial term of employment under this Agreement shall be for a period commencing on the date hereof and ending on December 31, 2000. The Company and the Bank may renew this Agreement by written notice to the Employee for one additional year on December 31, 1998 and each subsequent December 31 during the term of this Agreement, unless the Employee gives contrary written notice to the other parties hereto prior to such renewal date. Each initial term and all such renewed terms are collectively referred to herein as the term of this Agreement.

     6. STANDARDS. The Employee shall perform the Employee's duties and responsibilities under this Agreement in accordance with such reasonable standards as may be established from time to time by the Boards of Directors of the Company or the Bank. The reasonableness of such standards shall be measured against standards for executive performance generally prevailing in the savings institutions industry.

     7. VACATIONS. The Employee shall be entitled to an annual paid vacation of at least four weeks per year, or such longer period as the Board of Directors of the Company or the Bank may approve, in accordance with the vacation policy of the Company or the Bank, as applicable. The timing of paid vacations shall be scheduled in a reasonable manner by the Employee.

     8. TERMINATION OF EMPLOYMENT.

     (a) (i) The Board of Directors of the Company or the Bank may terminate the Employee's employment at any time, but any termination by such Board of Directors other than termination for cause shall not prejudice the Employee's right to compensation or other benefits under this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for cause. The term "termination for cause" shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry; provided, that it shall be the Company's or the Bank's burden to prove the alleged acts and omissions and the prevailing nature of the standards the Company or the Bank shall have alleged are violated by such acts and/or omissions.

         (ii) The parties acknowledge and agree that damages which will result to the Employee for termination without cause shall be extremely difficult or impossible to establish or prove, and agree that, unless the termination is for cause, the Bank shall be obligated, concurrently with such termination, to make a lump sum cash payment to the Employee as liquidated damages of an amount equal to the sum of (a) the Employee's then current annual base salary under Section 2 of this Agreement and (b) the amount of any bonuses paid to the Employee pursuant to the Webster Financial Corporation and Webster Bank Annual Incentive Compensation Plan during the then current fiscal year (which was earned with respect to the prior fiscal year) multiplied by a fraction, the numerator of which is the number of full months during the then current fiscal year in which the Employee was employed hereunder and the denominator of which is 12. The Employee agrees that, except for such other payments and benefits to which the Employee may be entitled as expressly provided by the terms of this Agreement, such liquidated damages shall be in lieu of all other claims which Employee may make by reason of such termination. Such payment to the Employee shall be made on or before the Employee's last day of employment with the Company or the Bank. The liquidated damages amount shall not be reduced by any compensation which the Employee may receive for other employment with another employer after termination of his employment with the Company or the Bank.

         (iii) In addition to the liquidated damages above described that are payable to the Employee for termination without cause, the following shall apply in the event of any termination without cause: (1) the Employee shall continue to be entitled to medical and dental coverage as if his employment had not been terminated until the earliest of (A) the expiration of one year after the date his employment terminates, (B) the expiration of the remaining term of this Agreement under Section 5, and (C) the date on which the Employee accepts other employment on a substantially full time basis and (2) all insurance or other provisions for indemnification, defense or hold-harmless of officers or directors of the Company or the Bank which are in effect on the date the notice of termination is sent to the Employee shall continue for the benefit of the Employee with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against action which may be applicable to such acts or omissions.

     (b) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act, as amended, the Company's and the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while such contractual obligations were suspended, and (ii) reinstate in whole or in part any of its obligations which were suspended.

     (c) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, as amended, all obligations of the Company and the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties shall not be affected.

     (d) If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act, as amended), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

     (e) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank, (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee, at the time the Federal Deposit Insurance Corporation or Resolution Trust Company enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act, as amended, or
(ii) by the Director or his or her designee at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director or his or her designee to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any termination hereunder.

     (f) The Employee shall have no right to terminate employment under this Agreement prior to the end of the term of this Agreement, unless such termination is approved by the Board of Directors of the Company or the Bank. In the event that the Employee violates this provision, the Company and the Bank shall be entitled, in addition to its other legal remedies, to enjoin the employment of the Employee with any significant competitor of the Bank for a period of one year or the remaining term of this Agreement plus six months, whichever is less. The term "significant competitor" shall mean any commercial bank, savings bank, savings and loan association, or mortgage banking company, or a holding company affiliate of any of the foregoing, which at the date of its employment of the Employee has an office out of which the Employee would be primarily based within 35 miles of the Bank's home office.

     (g) In the event the employment of the Employee is terminated by the Company or the Bank without cause under Section 8(a) hereof and the Bank fails to make timely payment of the amounts then owed to the Employee under this Agreement, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Employee in taking action to collect such amounts or otherwise to enforce this Agreement, plus interest on such amounts at the rate of one percent above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by The Wall Street Journal), compounded monthly, for the period from the date the payment is due to be paid to the Employee until payment is made. Such reimbursement and interest shall be in addition to all rights which the Employee is otherwise entitled to under this Agreement.

     (h) If during the term of this Agreement, the Employee's employment with the Company and the Bank is terminated (whether voluntarily or involuntarily), the Employee agrees to maintain the confidentiality of, and not to use, any non-public information which he acquired during his employment concerning the Company or the Bank, their respective subsidiaries, or any director, officer, employee or agent of the aforesaid entities, including any information as to the customers, business or personnel practices of such entities. The Employee agrees, for a period of one year after the date of termination of his employment with the Company and the Bank, that he will not (i) offer employment (or a consulting, agency, independent contractor or other similar paid position) to any employee of the Company, the Bank or any of their respective subsidiaries, or (ii) induce, encourage or solicit any such employee to accept employment (or any aforesaid position) with any company or entity with which the Employee may then be employed or otherwise affiliated.

     9. DISABILITY. If the Employee shall become disabled or incapacitated to the extent that the Employee is unable to perform the Employee's duties and responsibilities hereunder, the Employee shall be entitled to receive disability benefits of the type provided for other executive employees of the Company and the Bank and the obligations of the Company and the Bank hereunder shall be limited to providing such benefits for the period of such disability.

     10. NO ASSIGNMENTS; SUCCESSORS. This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto. However, in the event of the death of the Employee all rights to receive payments hereunder shall become rights of the Employee's estate. The Company and/or the Bank shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or the Bank expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company and the Bank would have been required to perform if no succession had taken place. All references herein to the "Company" and the "Bank" shall refer to any such successor.

     11. OTHER CONTRACTS. The Employee shall not, during the term of this Agreement, have any other paid employment other than with a subsidiary of the Company, except with the prior approval of the Boards of Directors of the Company and the Bank.

     12. AMENDMENTS OR ADDITIONS; ACTION BY BOARD OF DIRECTORS. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto. The prior approval by the Boards of Directors of the Company and the Bank shall be required in order for the Company and the Bank to authorize any amendments or additions to this Agreement, to give any consents or waivers of provisions of this Agreement, or to take any other action under this Agreement including any termination of employment with or without cause under
Section 8(a) hereof.

     13. SECTION HEADINGS. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Connecticut, excluding the choice of law rules thereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed on their behalf, as of the day and year first above written.

Attest:                                  WEBSTER FINANCIAL CORPORATION

/s/ Renee P. Seefried                    By /s/ Joel S. Becker
----------------------------               ----------------------------
                                             Chairman, Personnel Resources
                                             Committee


Attest:                                  WEBSTER BANK

/s/ Renee P. Seefried                    By /s/ Joel S. Becker
----------------------------               ----------------------------
                                             Chairman, Personnel Resources
                                             Committee


                                         EMPLOYEE

                                        /s/ James C. Smith
                                        ----------------------------
                                            James C. Smith

                         SCHEDULE 10.27 TO EXHIBIT 10.27


     Set forth below are the names of the executive officers of Webster Financial Corporation and Webster Bank who have an Employment Agreement that is substantially identical in all material respects to the Employment Agreement of Mr. Smith as well as the material details of those agreements that differ from the agreement of Mr. Smith:

John V. Brennan:
Current position with the Corporation and Webster Bank:
         Executive Vice President, Treasurer and Chief Financial Officer Current salary: $235,000

William T. Brommage
Current position with the Corporation and Webster Bank:
         Executive Vice President, Business Banking
Current salary: $210,000

Peter K. Mulligan
Current position with the Corporation and Webster Bank:
         Executive Vice President, Consumer and Small Business Banking Current Salary: $200,000

Ross M. Strickland
Current position with the Corporation and Webster Bank:
         Executive Vice President of Mortgage Banking
Current salary: $195,000